DIREXION SHARES ETF TRUST
Direxion Daily Concentrated Qs Bull 2X Shares (QQQU)
Direxion Daily Concentrated Qs Bear 2X Shares
Direxion Daily Concentrated Qs Bear 1X Shares (QQQD)

Supplement dated July 23, 2024 to the
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”)
dated March 6, 2024

On or about August 16, 2024, the name of the underlying index (the “Index”) of the Direxion Daily Concentrated Qs Bull 2X Shares, Direxion Daily Concentrated Qs Bear 2X Shares and Direxion Daily Concentrated Qs Bear 1X Shares (each, a "Fund" and collectively, the “Funds”) will change as shown in the table below and all references to the Index in each Fund’s Summary Prospectus, Prospectus, and SAI, as applicable, will be updated to reflect the new name:
Fund Name	Current Index Name	Updated Index Name
Direxion Daily Concentrated Qs Bull 2X Shares	Indxx Front of the Q Index	Indxx Magnificent 7 Index
Direxion Daily Concentrated Qs Bear 2X Shares
Direxion Daily Concentrated Qs Bear 1X Shares
Additionally, the Funds’ names will change as shown in the table below:
Current Fund Name	Updated Fund Name
Direxion Daily Concentrated Qs Bull 2X Shares	Direxion Daily Magnificent 7 Bull 2X Shares
Direxion Daily Concentrated Qs Bear 2X Shares	Direxion Daily Magnificent 7 Bear 2X Shares
Direxion Daily Concentrated Qs Bear 1X Shares	Direxion Daily Magnificent 7 Bear 1X Shares
The Index’s methodology and constituents will not change as a result of the Index’s name change, and therefore, there will be no changes to the Funds’ principal investment strategy or risks.
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus and Prospectus.